UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT STRATEGIC OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Strategic Opportunities Fund

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (nexpointgroup.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-866-351-4440. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-351-4440 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

NexPoint Strategic Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must proceed or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

June 30, 2020	NexPoint Strategic Opportunities Fund

Objective

NexPoint Strategic Opportunities Fund seeks to provide both current income and capital appreciation.

Net Assets as of June 30, 2020

$805 million

Portfolio Data as of June 30, 2020

The information below provides a snapshot of NexPoint Strategic Opportunities Fund at the end of the reporting period. NexPoint Strategic Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 6/30/2020 (%)(1)

AAA	0.5
BB	0.5
B	1.0
CC	1.9
C	0.1
Equity	78.4
NR	17.6

Sectors as of 6/30/2020 (%)(1)(2)

Real Estate Investment Trust	40.2
Real Estate	24.8
Financial	15.9
Agency Collateralized Mortgage Obligation	15.4
Communication Services	11.9

Top 10 Holdings as of 6/30/2020 (%)(1)(2)

NexPoint Real Estate Opportunities, LLC (Common Stock)	29.9
Jernigan Capital, Inc. 7.00%, (Preferred Stock)	10.0
NREF OP IV, L.P. (LLC Interest)	6.7
FREMF Mortgage Trust, 8/25/2025 (Agency Collateralized Mortgage Obligations)	6.2
FREMF Mortgage Trust, 8/25/2028 (Agency Collateralized Mortgage Obligations)	5.7
TerreStar Corporation (Common Stock)	5.6
Specialty Financial Products, Ltd. (Common Stock)	5.0
SFR WLIF I, LLC (LLC Interest)	4.2
NexPoint Hospitality Trust (Common Stock)	3.7
Creative Science Properties, Inc. (Preferred Stock)	3.3

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

Semi-Annual Report	1

FINANCIAL STATEMENTS

June 30, 2020	NexPoint Strategic Opportunities Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Common Stock - 52.5%

COMMUNICATION SERVICES - 8.8%
13,722	Loral Space & Communications, Inc.	267,854
309,137	Metro-Goldwyn-Mayer, Inc. (a)	25,452,177
132,801	TerreStar Corporation (a)(b)(c)(d)(s)	45,052,739

		70,772,770

ENERGY - 0.3%
336	California Resources (a)	410
368,680	Fieldwood Energy LLC (a)	36,868
1,216,805	NextDecade Corp. (a)	2,628,299
40	Transocean (a)	73

		2,665,650

FINANCIAL - 5.0%
47,996	American Banknote Corp. (b)	133,909
43,574,968	Specialty Financial Products, Ltd. (b)(d)	40,280,700

		40,414,609

GAMING/LEISURE - 0.0%
26,712	LLV Holdco LLC - Series A, Membership Interest (a)(b)(c)(d)	—
144	LLV Holdco LLC - Series B, Membership Interest (a)(b)(c)(d)	—

		—

HEALTHCARE - 1.5%
354,400	Aerie Pharmaceuticals, Inc. (a)	5,230,944
450,991	Heron Therapeutics, Inc. (a)	6,634,078
50,000	Paratek Pharmaceuticals, Inc. (a)	261,000

		12,126,022

HOUSING - 0.0%
368,150	Westgate Investments LLC (a)(b)(c)	—

INDUSTRIALS - 0.1%
8	Pendrell Corp. (a)	920,000

INFORMATION TECHNOLOGY - 0.0%
1	MagnaChip Semiconductor (a)	10

MATERIALS - 0.3%
131,500	Loma Negra Cia Industrial Argentina ADR (a)	560,190
356,875	MPM Holdings, Inc. (a)	1,784,375
11,164	Omnimax International, Inc. (a)(b)(c)	447

		2,345,012

REAL ESTATE - 6.5%
651,004	Allenby (a)(b)(c)(d)	1
9,900	Alpine Income Property Trust , REIT	160,974
2,180,956	Claymore (a)(b)(c)(d)	2
293,449	Cresud SACIF y A ADR (a)	868,610
47,000	Independence Realty Trust, Inc. , REIT	540,030
439,183	Jernigan Capital, Inc. , REIT	6,008,023
13,571,131	NexPoint Hospitality Trust (b)(d)	29,177,931
11,716,517	NexPoint Real Estate Capital (b)(c)(d)	6,707,589

Shares		Value ($)

REAL ESTATE (continued)
83,034	NexPoint Residential Trust , REIT (d)	2,935,252
204,917	Postal Realty Trust, Class A , REIT	3,268,426
1,763,581	United Development Funding IV , REIT (d)	2,909,909

		52,576,747

REAL ESTATE INVESTMENT TRUST - 29.7%
147,179,635	NexPoint Real Estate Opportunities, LLC, REIT (b)(c)(d)	238,666,496

UTILITIES - 0.3%
327,750	Central Puerto ADR	832,485
26,220	Entegra TC LLC (b)	—
63,700	Vistra Energy Corp.	1,186,094

		2,018,579

	Total Common Stock (Cost $534,773,370)	422,505,895

Preferred Stock - 25.6%

FINANCIAL - 12.7%
14,500	Aberdeen Loan Funding, Ltd. (e)	834,475
15,000	Brentwood CLO, Ltd. (b)(e)	5,100,000
13,600	Brentwood Investors , 02/01/2022 (b)(e)(f)	4,624,000
1,785,337	Creative Science Properties, Inc. (a)(b)(e)(g)	26,780,055
13,006	Eastland Ltd. , 05/01/2022 (a)(e)(f).	4,313,657
7,750	Gleneagles CLO. Ltd. , 12/30/2049 (b)(e)(f)	2,867,500
13,700	Grayson Investors , 11/01/2021 (b)(e)(f)	4,228,505
42,750	Greenbriar CLO, Ltd. , 11/01/2021 (e)(f)	18,382,500
125,000	Jasper CLO, Ltd. (b)(e)	5,000,000
10,000	Liberty CLO, Ltd. , 11/01/2017 (e)(f)	2,625,000
8,500	Red River CLO, Ltd. , 07/27/2018 (b)(e)	2,139,476
4,871	Rockwall CDO , 08/01/2024 (b)(e)(f)	876,780
4,800	Rockwall CDO, Ltd. (b)(e)	1,096,800
10,500	Rockwall CDO, Ltd. , 08/01/2021 (b)(e)(f)	2,399,250
6,000	Southfork CLO, Ltd. , 05/01/2017 (b)(e)(f)	600
2,000	Stratford CLO , 11/01/2021 (b)(e)(f)	1,120,000
41,500	Stratford CLO, Ltd. , 11/01/2021 (e)(f)	8,941,175
35,507	Westchester CLO, Ltd. , 08/01/2022 (b)(e)(f)	10,888,813

		102,218,586

REAL ESTATE - 2.8%
18,508	Creek Pine Holdings, LLC, REIT 10.25% (a)(b)(c)(g)	22,512,169

REAL ESTATE INVESTMENT TRUST - 10.1%
77,923	Bluerock Residential Growth, Inc., REIT 7.63% (g)	1,819,502
103,116	Bluerock Residential Growth, Inc., REIT, Series D 7.13% (g)	2,304,643
78,896	Jernigan Capital, Inc., REIT 7.00% (a)(b)(c)(g)	76,924,615

See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Preferred Stock (continued)

REAL ESTATE INVESTMENT TRUST (continued)
86,294	RAIT Financial Trust, REIT 8.88% (g)	—

		81,048,760

	Total Preferred Stock (Cost $261,507,231)	205,779,515

Agency Collateralized Mortgage Obligations - 15.4%
3,088,146	FHLMC Multifamily Structured Pass- Through Certificates, Series K-1510, Class X3 3.52%, 1/25/2037 (h)(i)	935,849
3,213,889	Series K-1513, Class X3 3.03%, 12/25/2037 (h)(i)	859,463
76,080,350	FREMF Mortgage Trust, Series 2018-KC02, Class C 0.00%, 8/25/2025 (j)(k)	49,414,188
96,460,500	Series 2018-K80, Class D 0.00%, 8/25/2028 (j)(k)	45,953,782
55,096,698	Series 2019-K97, Class D 0.00%, 1/25/2030 (f)(j)(k)	20,621,592
598,485,073	Series 2019-K97, Class X2A 0.10%, 7/25/2029 (f)(i)(j)	4,799,850
135,904,199	Series 2019-K97, Class X2B 0.10%, 1/25/2030 (f)(i)(j)	1,065,489

	Total Agency Collateralized Mortgage Obligations (Cost $119,739,349)	123,650,213

LLC Interest (b)(c)(d) - 15.2%
397,240	NREF OP I, L.P.	6,653,765
3,201,714	NREF OP IV, L.P.	53,628,704
40,322,605	SFR WLIF I, LLC	33,285,908
26,968,904	SFR WLIF II, LLC	22,396,865
7,708,491	SFR WLIF III, LLC	6,673,318

	Total LLC Interest (Cost $146,979,068)	122,638,560

U.S. Senior Loans (l) - 4.5%

COMMUNICATION SERVICES - 3.0%
449,422	TerreStar Corporation Term Loan, 02/28/22 (b)(c)(d)	446,725
22,966,498	TerreStar Corporation, Term Loan A, cash/0% PIK 02/25/22 (b)(c)(d)	22,828,700
538,554	TerreStar Corporation, Term Loan C, cash/0% PIK 02/25/30 (b)(c)(d)	535,323
243,378	TerreStar Corporation, Term Loan, 1st Lien, 02/28/22 (b)(c)(d)	241,918

		24,052,666

GAMING/LEISURE - 1.2%
3,856,057	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/21 (b)	122,692
8,264,193	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, 05/30/19 (b)(m)	—
11,736,674	LLV Holdco, LLC, Revolving Exit Loan, 09/03/20 (b)(d)	9,389,339

		9,512,031

Shares		Value ($)

METALS & MINERALS - 0.2%
7,864,103	Omnimax International, Inc., Unsecured Term Loan, cash/0% PIK 02/06/21 (b)(d)	1,968,115

REAL ESTATE - 0.1%
1,000,000	NREO Special Purpose LLC, Tranche A Term Loan, 1st Lien, 07/01/30 (b)(c)(d)	1,000,000

UTILITIES - 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (n)	69,247

	Total U.S. Senior Loans (Cost $55,269,113)	36,602,059

Collateralized Loan Obligations - 2.5%
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (f)(h)	1,250,000
6,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 5.44%, 2/1/2026 (f)	4,190,100
5,000,000	Acis CLO, Ltd., Series 2014-3A, Class F VAR ICE LIBOR USD 3 Month+5.600%, 6.29%, 2/1/2026 (f)	2,377,000
14,000,000	Acis CLO, Ltd., Series 2013-1A, Class SUB 0.00%, 4/18/2024 (b)(f)(h)	—
2,250,000	ALM, Series 2016-7R2A, Class SUBR 0.00%, 10/15/2116 (f)(h)	671,175
900,000	Ashford Hospitality Trust, Series 2018 - KEYS, Class E VAR ICE LIBOR USD 1 Month+4.150%, 4.33%, 6/15/2035 (f)	669,202
2,500,000	CIFC Funding, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (f)(h)	875,000
3,214,500	CIFC Funding, Series 2014-4RA, Class SUB 0.00%, 10/17/2030 (f)(h)	675,045
5,462,500	CIFC Funding, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (f)(h)	1,365,625
3,000,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (f)(h)	1,032,900
635,386	Highland Loan Funding, Series 1A 4.84%, 8/1/2020 (b)	468,470
3,922,723	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 3.20%, 11/25/2051 (f)	1,294,499
6,000,000	Jamestown CLO IX, Series 2019-9A, Class DR VAR ICE LIBOR USD 3 Month+6.940%, 8.08%, 10/20/2028 (f)	5,089,975

4	See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Collateralized Loan Obligations (continued)
5,955,627	THL Credit Wind River, Series 2014-2A, Class SUB 0.00%, 1/15/2031 (f)(h)	318,142
1,500,000	Valhalla CLO, Ltd., Series 2004-1A 0.00%, 8/1/2020	225,000

	Total Collateralized Loan Obligations (Cost $46,497,734)	20,502,133

Sovereign Bonds - 2.0%
41,835,000	Argentine Republic Government International Bond, 5.25%, 12/31/38 (o)	16,495,331

	Total Sovereign Bonds (Cost $23,826,766)	16,495,331

Exchange-Traded Fund - 0.4%
450,500	Direxion Daily S&P 500 Bear 3X Shares	3,518,405

	Total Exchange-Traded Funds (Cost $5,017,804)	3,518,405

Warrants - 0.2%

ENERGY - 0.0%
4,071	Arch Resources, Expires 10/08/2023 (a)	10,178

INDUSTRIALS - 0.2%
8,371,900	American Airlines, Expires (a)	1,213,925
346	Omnimax International, Inc., Expires 12/31/2049 (a)(b)(d)	14

		1,213,939

INFORMATION TECHNOLOGY - 0.0%
179,322	Avaya Holdings, Expires 12/18/2022 (a)	215,186

	Total Warrants (Cost $251,698)	1,439,303

Units

Rights - 0.2%

Utilities - 0.2%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,456,688

	Total Rights (Cost $5,000,539)	1,456,688

Corporate Bonds & Notes - 0.1%

COMMUNICATION SERVICES - 0.0%
	iHeartCommunications, Inc.
26,148	6.38%, 05/01/26	25,948
49,013	8.38%, 05/01/27	45,003

		70,951

ENERGY - 0.0%
18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (b)(c)(f)(m)	—

Units		Value ($)

ENERGY (continued)
681	Sable Permian Resources Land 7.38%, 11/01/21 (f)(m)	51

		51

REAL ESTATE - 0.1%
2,000,000	CBL & Associates 5.95%, 12/15/26	580,810

UTILITIES - 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, (m)(n)	12,500

	Total Corporate Bonds & Notes (Cost $17,408,636)	664,312

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%, (b)(c)(m)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,527)	—

Convertible Bond - 0.0%

HEALTH CARE - 0.0%
350,000	Paratek Pharmaceuticals 4.75%, 05/01/24	285,856

	Total Convertible Bonds (Cost $261,536)	285,856

Shares

Cash Equivalents - 0.4%

MONEY MARKET FUND (p) - 0.4%
2,963,900	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.100%	2,963,900

	Total Cash Equivalents (Cost $2,963,900)	2,963,900

Repurchase Agreement (t)(u) - 0.0%
1,433	Citigroup Global Markets 0.070%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,433 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $1 - $173, 0.000% - 7.875%, 09/17/20 - 02/15/2047, with a total market value of $1,581)	1,433

	Total Repurchase Agreement (Cost $1,433)	1,433

Purchased Call Option - 0.0%
	Total Purchased Call Options (Cost $1,300,000)	213,400

See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Purchased Put Options - 0.1%
	Total Purchased Put Options (Cost $482,350)	411,835

Total Investments - 119.1%		959,128,838

(Cost $1,283,535,054)

Written Call Options - 0.0%
	Total Written Call Options (Premium $117,617)	(167,200)

Written Put Options - 0.0%
	Total Written Put Options (Premium $103,958)	(33,840)

Securities Sold Short - (0.2)%

Common Stock - (0.2)%

ENERGY - —%
(8,451)	ESC Seventy Seven	—

INFORMATION TECHNOLOGY - (0.2)%
(4,700)	Coupa Software (q)	(1,302,088)

	Total Common Stock (Proceeds $1,079,231)	(1,302,088)

	Total Securities Sold Short - (0.2)% (Proceeds $1,079,231)	(1,302,088)

Other Assets & Liabilities, Net - (18.9)% (r)		(152,479,875)

Net Assets - 100.0%		805,144,402

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $634,837,584, or 78.8% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $537,555,284, or 66.8% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2020. Please see Notes to Investment Portfolio.

(d)	Affiliated issuer. Assets with a total aggregate market value of $524,779,313, or 65.2% of net assets, were affiliated with the Fund as of June 30, 2020.
(e)	There is currently no rate available.
(f)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $107,563,425 or 13.4% of net assets.

(g)	Perpetual security with no stated maturity date.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(i)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(j)	As of June 30, 2020, investments with a total aggregate value of $121,854,901 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(k)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(l)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2020, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively, and the Prime Rate was 3.25%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(m)	The issuer is, or is in danger of being, in default of its payment obligation.
(n)	Represents value held in escrow pending future events. No interest is being accrued.
(o)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(p)	Rate shown is 7 day effective yield.
(q)	No dividend payable on security sold short.
(r)	As of June 30, 2020, $1,302,088 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(s)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	Common Stocks	3/16/2018	$34,089,464	$45,052,739	5.60%

(t)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $1,433.
(u)	Tri-Party Repurchase Agreement.

Purchased call option contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Cost	Value
PURCHASED CALL OPTIONS:
USD/CNH Call	$7.70	BNP	October 2020	200,000,000	$1,540,000,000	$1,300,000	$213,400

6	See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2020	NexPoint Strategic Opportunities Fund

Purchased put option contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Cost	Value
PURCHASED PUT OPTIONS:
Proofpoint	$120.00		August 2020	85	$10,200	$89,611	$109,650
Proofpoint	125.00		August 2020	38	4,750	45,953	63,460
Gilead Sciences	82.50		August 2020	240	19,800	229,869	177,600
Coupa Software	240.00		August 2020	75	18,000	116,917	61,125

						$482,350	$411,835

Written call option contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Coupa Software	$260.00		August 2020	(55)	$14,300	$117,617	$167,200

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the year ended June 30, 2020 was $9,761,943 at a weighted average interest rate of 2.71% for BNP Securities and $111,407,976 at a weighted average interest rate of 3.17% for Mizuho Securities.

Written put option contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Gilead Sciences	$70.00		August 2020	(240)	$16,800	$103,958	$33,840

Reverse Repurchase Agreements outstanding as of June 30, 2020 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	FREMF Mortgage Trust, Series 2018-KC02, Class C, 0.00%, 8/25/2025	3.10%	11/01/2019	12/31/2049	$(38,747,622)	$(49,414,187)	$(38,390,000)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	3.10	11/01/2019	12/31/2049	(35,940,716)	(45,953,782)	(35,609,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/2030	2.70	6/19/2020	7/19/2020	(14,683,286)	(20,621,592)	(14,683,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2A, 0.01%, 7/25/2029	2.70	6/19/2020	7/19/2020	(2,723,053)	(4,799,850)	(2,723,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2B, 0.01%, 1/25/2030	2.70	6/19/2020	7/19/2020	(530,010)	(1,065,489)	(530,000)
Mizuho	FHLMC Multifaily Structured Pass-Through Certificates, Seris K-1510, Class X3, 3.52%, 1/25/2037	1.60	6/15/2020	7/15/2020	(571,008)	(935,849)	(571,000)
Mizuho	FHLMC Multifaily Structured Pass-Through Certificates, Seris K-1513, Class X3, 3.03%, 12/25/2037	1.60	6/15/2020	7/15/2020	(526,007)	(859,463)	(526,000)

Total Reverse Repurchase Agreements						$(123,650,212)	$(93,032,000)

See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.	7

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Glossary:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

8	Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Assets
Investments, at value	434,347,643
Affiliated investments, at value (Note 11)	524,779,762

Total Investments, at value (Cost $1,283,535,054)	959,128,838
Cash	165,005
Cash equivalents	2,963,900
Restricted Cash — Securities Sold Short, written options, and reverse repurchase agreements (Note 2)	12,050,000
Foreign tax reclaim receivable	559
Receivable for:
Dividends and Interest	2,960,440
Fund shares sold	263,951
Investment sold	33,940
Prepaid expenses and other assets	432,557

Total assets	977,999,190

Liabilities:
Notes payable (Note 6)	55,400,000
Securities sold short, at value (Notes 2 and 8) (Proceeds $1,079,231)	1,302,088
Reverse repurchase agreements (Note 3)	93,032,000
Written options contracts, at value (Note 3)	201,040

Payable for:
Due to broker	18,756,708
Interest expense and commitment fee (Note 6)	1,553,149
Investments purchased	1,489,607
Investment advisory and administration fees (Note 8)	785,559
Accounting services fees	158,394
Audit fees	23,533
Trustees fees	52
Accrued expenses and other liabilities	152,658

Total liabilities	172,854,788

Net Assets Applicable to Common Shares	805,144,402

Net Assets Consist of:
Paid-in capital in excess of par	1,224,517,939
Total distributable loss	(419,373,537)

Net Assets Applicable to Common Shares	805,144,402

Investments, at cost	1,274,776,979
Proceeds from securities sold short	1,079,231

Common Shares
Net assets	805,144,402
Shares outstanding (unlimited authorization)	45,634,716
Net asset value per share ( Net assets/shares outstanding)	17.64

See accompanying Notes to Financial Statements.	9

STATEMENT OF OPERATIONS

For the period ended June 30, 2020 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Investment Income:
Income:
Dividends from unaffiliated* issuers	5,056,517
Dividends from affiliated issuers (Note 11)	18,823,917
Less: Foreign taxes withheld	(3,183)
Securities lending income (Note 4)	204
Interest from unaffiliated* issuers	3,256,051
Interest from affiliated issuers	1,956,108

Total income	29,089,614

Expenses:
Investment advisory (Note 8)	6,231,921
Interest expense and commitment fees (Note 6)	1,702,813
Legal fees	522,357
Administration fees (Note 8)	294,238
Audit and tax preparation fees	210,230
Reports to shareholders	196,109
Insurance	105,036
Trustees fees (Note 8)	92,269
Transfer agent fees	80,792
Pricing fees	66,204
Dividends and fees on shorts	63,675
Custodian/wire agent fees	43,936
Registration fees	6,941
Conversion costs	261,271
Other	122,190

Total operating expenses before waiver and reimbursement	9,999,982

Net operating expenses	9,999,982

Net investment income	19,089,632

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	(56,259,604)
Securities sold short (Note 2)	(214,812)
Written options contracts (Note 3)	3,005,295
Futures contracts (Note 3)	20,073,388

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	(4,340,199)
Investments in affiliated issuers (Note 11)	(110,371,212)
Securities sold short (Note 2)	491,036
Futures contracts (Note 3)	1,102,319

Net realized and unrealized gain (loss) on investments	(146,513,789)

Total increase in net assets resulting from operations	(127,424,157)

*	Unaffiliated issuers are defined as all other issuers not meeting the criteria of an affiliate.

10	See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

NexPoint Strategic Opportunities Fund

	Six Months Ended June 30, 2020 (unaudited) ($)	Year Ended December 31, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	19,089,632	26,116,377
Accumulated net realized (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(33,395,733)	(388,068)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	(113,118,056)	40,052,838

Net increase (decrease) from operations	(127,424,157)	65,781,147

Distributions Declared to Common Shareholders:
Distribution	(36,600,547)	(15,494,304)
Return of capital:	—	(81,197,706)

Total distributions declared to common shareholders:	(36,600,547)	(96,692,010)

Decrease in net assets from operations and distributions	(164,024,704)	(30,910,863)

Share transactions:
Proceeds from sale of shares (Note 12)	—	237,277,987
Value of distributions reinvested	2,414,625	4,960,710
Shares repurchased of closed-end fund (Note 1)	(6,884,822)	(5,399,704)

Net increase (decrease) from shares transactions	(4,470,197)	236,838,993

Total increase (decrease) in net assets	(168,494,901)	205,928,130

Net Assets
Beginning of period	973,639,303	767,711,173

End of period	805,144,402	973,639,303

Change in Common Shares
Issued for distribution reinvested	198,096	264,738
Shares issued in rights offering (Note 12)	—	13,498,570
Shares redeemed (Note 1)	(414,604)	(254,500)

Net increase (decrease) in common shares	(216,508)	13,508,808

See accompanying Notes to Financial Statements.	11

STATEMENT OF CASH FLOWS

For the period ended June 30, 2020 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(127,424,157)

Adjustments to Reconcile Net Investment Loss to Net Cash Used Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(8,341,518)
Purchases of investment securities from affiliated issuers	(103,333,651)
Proceeds from the disposition of investment securities from unaffiliated issues	287,541,582
Proceeds from the disposition of investment securities from affiliated issues	39,354
Purchases of securities sold short	(9,559,541)
Proceeds of securities sold short	1,036,258
Net proceeds received from on options contracts	201,040
Net realized gain on Investments from unaffiliated issuers	55,926,246
Net realized loss on securities sold short and written options contracts	(214,812)
Net change in unrealized appreciation (depreciation) on unaffiliated investments, securities sold short and written options contracts	110,371,212
Net change in unrealized depreciation on investments in affiliated investments	3,849,163
Increase in receivable for investments sold	21,382,735
Increase in dividends and interest receivable	1,499,152
Increase in due from broker	68,105
Decrease in prepaid expenses and other assets	(236,580)
Increase in receivable for variation margin	380,998
Decrease in due to broker	(4,863,546)
Decrease in payable for variation margin	(71,500)
Decrease in payable for investments purchased	(3,643,057)
Increase in payables to related parties	(537,642)
Increase in payable for interest expense and commitment fees	70,890
Increase in payable for accounting service fees	6,782
Decrease in accrued expenses and other liabilities	(312,055)

Net cash flow provided by operating activities	223,835,458

Cash Flows Used In Financing Activities:
Decrease in notes payable	(54,907,960)
Decrease in due to custodian	(8,190,737)
Decrease in notes payable	(125,037,786)
Distributions paid in cash	(34,185,922)
Payments on shares redeemed	(6,884,822)
Proceeds from shares sold	197,217

Net cash flow used in financing activities	(229,010,010)

Net decrease in Cash	(5,174,552)

Cash and Foreign Currency/Due to Custodian:
Beginning of period	20,353,457

End of period	15,178,905

Supplemental disclosure of cash flow information:
Reinvestment of distributions	2,414,625

Cash paid during the period for interest expense and commitment fees	1,631,924

*

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Restricted Cash — Securities Sold Short, written options, and reverse repurchase agreements.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Strategic Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2020 (unaudited)	For the Years Ended December 31,
		2019	2018	2017	2016	2015*

Net Asset Value, Beginning of Period	$21.23	$23.74	$26.02	$25.89	$22.92	$53.92

Income from Investment Operations:

Net investment income(a)	0.42	0.65	0.75	0.93	4.08	8.75	(b)

Net realized and unrealized gain (loss)	(3.21)	0.97	0.83	2.88	1.69	(16.08)

Total from Investment Operations	(2.79)	1.62	1.58	3.81	5.77	(7.33)

Less Distributions Declared to Common Shareholders:

From net investment income	(0.80)	(0.38)	(0.77)	(2.39)	(2.80)	(2.88)

From return of capital	—	(2.02)	(1.63)	(0.01)	—	—

From spin-off(d)	—	—	—	—	—	(20.79)

Total distributions declared to Common Shareholders	(0.80)	(2.40)	(2.40)	(2.40)	(2.80)	(23.67)

Issuance of Common Shares(e)

Shares issued	—	(1.73)	(1.46)	(1.28)	—	—

Net Asset Value, End of period(b)	$17.64	$21.23	$23.74	$26.02	$25.89	$22.92

Market Value, End of period	$21.02	$17.71	$19.93	$25.29	$22.77	$20.44

Market Value Total Return(f)	(13.53)%	4.76%	(8.93)%	27.31%	27.69%	(18.09)%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Period (000’s)	$805,144	$973,639	$767,711	$592,309	$414,800	$366,078

Common Shares Information at End of Period:

Ratios based on average net assets of Common Shares:

Gross operating expenses(g)	2.73%	3.25%	2.65%	2.58%	3.12%	3.43%

Net investment income	4.55%	2.91%	3.02%	3.69%	17.34%	24.23	%(h)

Ratios based on average Managed Assets (as defined in Notes 8) of Common Shares:

Gross operating expenses(g)	1.21%	2.48%	2.14%	2.21%	2.17%	2.23%

Net investment income	2.79%	2.23%	2.44%	3.16%	12.05%	15.79	%(i)

Portfolio turnover rate(j)	11%	63%	48%	36%	41%	31%

Average commission rate paid(k)	$.0014	$0.0029	$0.0263	$0.0286	$0.0294	$0.0223

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split.
(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Includes non-recurring dividend from NexPoint REIT.
(c)	Less than 0.005%.
(d)	On April 1, 2015, the Fund completed a spinoff transaction whereby shares of NexPoint Residential Trust, Inc. were distributed to shareholders in a pro-rata taxable distribution.
(e)

Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(f)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(g)	Supplemental expense ratios are shown below:
(h)	Net investment income (excluding non-recurring dividend from NexPoint REIT) was 9.76%
(i)	Net investment income (excluding non-recurring dividend from NexPoint REIT) was 6.36%
(j)	Excludes in-kind activity
(k)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS (concluded)

NexPoint Strategic Opportunities Fund

	For the Six Months Ended June 30, 2020 (unaudited)	For the Years Ended December 31,
		2019	2018		2017		2016	2015

Ratios based on average net assets of Common Shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.73%	3.25%	2.65%		2.58%		3.12%	3.43%

Interest expense and commitment fees	0.41%	1.22%	0.90%		0.69%		0.93%	0.71%

Dividends and fees on securities sold short	0.02%	0.02%	—	%(c)	—	%(c)	0.07%	0.24%

Ratios based on average Managed Assets of Common Shares;

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.21%	2.48%	2.14%		2.21%		2.17%	2.23%

Interest expense and commitment fee	0.20%	0.93%	0.73%		0.59%		6.50%	4.60%

Dividends and fees on securities sold short	0.01%	—%	—	%(c)	—	%(c)	0.05%	0.15%

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2020	NexPoint Strategic Opportunities Fund

Note 1. Organization

NexPoint Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2019. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

On October 25, 2019, the Board of the Fund authorized the repurchase of up to $25 million of the Fund’s shares over a six-month period following conversion of the Fund from an open-end Fund to a closed-end fund. Under this program, the Fund repurchased 254,500 shares through December 2019, at an average price of $16.79, for a total investment of $4.3 million.

On April 24, 2020, the Board of the Fund authorized the repurchase of up to $10% of the Fund’s shares over a twelve-month period. Under this program, the Fund repurchased 414,640 shares through June 2020, at an average price of $8.7, for a total investment of $3.6 million.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the

NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2020, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, LLC Interests, MLPs, Purchased Options, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period.

A summary of the inputs used to value the Fund’s assets as of June 30, 2020 is as follows:

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Strategic Opportunities Fund
Assets
Common Stock
Communication Services	$70,772,770	$267,854	$25,452,177	$45,052,739
Energy	2,665,650	2,628,782	36,868	—
Financial	40,414,609	—	—	40,414,609
Gaming/Leisure	—	—	—	—
Healthcare	12,126,022	12,126,022	—	—
Housing	—	—	—	—
Industrials	920,000	—	920,000	—
Information Technology	10	10	—	—
Materials	2,345,012	560,190	1,784,375	447
Real Estate	52,576,747	16,691,224	—	35,885,523
Real Estate Investment Trust	238,666,496	—	—	238,666,496
Utilities	2,018,579	2,018,579	—	—
Preferred Stock
Financial	102,218,586	—	35,096,807	67,121,779
Real Estate	22,512,169	—	—	22,512,169
Real Estate Investment Trust	81,048,760	—	4,124,145	76,924,615
Agency Collateralized Mortgage Obligations	123,650,213	—	123,650,213	—
LLC Interest	122,638,560	—	60,282,469	62,356,091
U.S. Senior Loans
Communication Services	24,052,666	—	—	24,052,666
Gaming/Leisure	9,512,031	—	—	9,512,031
Metals & Minerals	1,968,115	—	—	1,968,115
Real Estate	1,000,000	—	—	1,000,000
Utilities	69,247	—	69,247	—
Collateralized Loan Obligations	20,502,133	—	11,131,843	9,370,290
Sovereign Bonds	16,495,331	—	16,495,331	—
Exchange Traded Funds	3,518,405	3,518,405	—	—
Warrants
Energy	10,178	—	10,178	—
Industrials	1,213,939	—	1,213,925	14
Information Technology	215,186	—	215,186	—
Rights
Utilities	1,456,688	—	1,456,688	—

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds & Notes
Communication Services	$70,951	$—	$70,951	$—
Energy	51	—	51	—
Real Estate	580,810	—	580,810	—
Utilities	12,500	—	12,500	—
Convertible Bonds	285,856	—	285,856	—
Foreign Corporate Bonds & Notes
Healthcare(1)	—	—	—	—
Netherlands(1)	—	—	—	—
Cash Equivalents	2,963,900	2,963,900	—	—
Repurchase Agreement	1,433	1,433	—	—
Purchased Call Options	213,400	—	213,400	—
Purchased Put Options	411,835	—	411,835	—

Total Assets	959,128,838	40,776,399	283,514,855	634,837,584

Liabilities
Written Call Options	(167,200)	—	(167,200)	—
Written Put Options	(33,840)	—	(33,840)	—
Securities Sold Short
Common Stock
Energy(1)	—	—	—	—
Information Technology	(1,302,088)	(1,302,088)	—	—

Total Liabilities	(1,503,128)	(1,302,088)	(201,040)	—

Total	$957,625,710	$39,474,311	$283,313,815	$634,837,584

(1)	This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended June 30, 2020.

	Balance as of 12/31/2019	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Distribution to Return of Capital	Balance as of 6/30/2020
NexPoint Strategic Opportunities Fund
U.S. Senior Loan	$38,197,179	$—	$—	$—	$3,198	$(3,447,997)	$1,790,454	$(10,022)	$—	$36,532,812
Corporate Bonds & Notes	1,272,291	—	—	—	—	(1,272,291)	—	—	—	—
Warrant	1,078	—	—	—	—	(1,064)	—	—	—	14
Preferred Stock	130,708,695	67,514,243	—	—	(680,730)	(870,665)	2,396,370	—	(32,509,350)	166,558,563
LLC Interest	73,986,897	—	—	—	—	(11,630,806)	—	—	—	62,356,091
Collateralized Loan Obligation	504,179	12,117,989	—	—	—	(3,251,878)	—	—	—	9,370,290
Common Stock	344,303,196	66,719,159	—	—	—	(36,637,766)	7,449,844	(21,814,619)	—	360,019,814

Total	$588,973,515	$146,351,391	$—	$—	$(677,532)	$(57,112,467)	$11,636,668	$(21,824,641)	$(32,509,350)	$634,837,584

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2020	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$360,019,814	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.10 - $0.95
			Multiple of EBITDA	4.80x - 7.00x
			Liquidity Discount	25%
		Discounted Cash Flow	Discount Rate	14.0% - 20.0%
		Transaction Analysis	Multiple of EBITDA	6.25x - 6.75x
		Transaction Indication of Value	Enterprise Value ($mm)	$771.00
			Transaction Price per Share	$2.75 - $31.24
		Direct Capitalization Method	Capitalization Rates	5.45% - 8.25%
		Net Asset Value	N/A	N/A
		Practical Expedient
		Black-Scholes Model	Volatility Assumption	50 - 60%
		Market Approach	Comparable Companies Selection	Various Public Hospitality REITs
Preferred Stock	166,558,563	Discounted Cash Flow	Discount Rate	11% - 13%
		Transaction Indication of Value	Transaction Price per Share	$15.00
		Third Party Indication of Value	Broker Quote	Various
LLC Interest	62,356,091	Discounted Cash Flow	Discount Rate	1.30% - 6.93%
		Net Asset Value	N/A	N/A
U.S. Senior Loans	36,532,812	Discounted Cash Flow	Discount Rate	11.35%
			Spread Adjustment	0.35%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Black-Scholes Model	Volatility Assumption	50 - 60%
		Transaction Indication of Value	% of Par	20%
			Risk-Free Rate	1.54%
Collateralized Loan Obligations	9,370,290	Discounted Cash Flow	Discount Rate	9.1%
		Third Party Indication of Value	Broker Quote	Various
Warrants	14	Multiples Analysis	Multiple of EBITDA	6.25x - 7.00x
		Discounted Cash Flow	Discount Rate	20%
		Transaction Analysis	Multiple of EBITDA	6.25x - 6.75x
		Black-Scholes Model	Volatility Assumption	50-60%

Total	$634,837,584

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of June 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable input used in the fair value measurement of the Fund’s REIT assets are the discount rates and capitalization rates. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset and LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific adjustment, discount rate, spread adjustment, volatility assumption and risk-free rate.

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, liquidity discount, discount rate and transaction price. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and restricted cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $12,050,000 was held with the broker for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2020:

	Fair Value
Risk Exposure	Asset Derivative		Liability Derivative
Foreign Exchange Risk	$213,400	(1)	$—
Equity Price Risk	$411,835	(1)	$(201,040	)(1)

(1)	Statement of Assets and Liabilities location: Unaffiliated Investments at value.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020, is as follows:

Risk Exposure	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$24,660,933	(1)(2)(3)	$1,052,339	(4)(5)(6)
Foreign Currency Risk	(1,582,250	)(1)(2)(3)	761,050	(4)

(1)	Statement of Operations location: Realized gain (loss) on future contracts.
(2)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(3)	Statement of Operations location: Realized gain (loss) on written options contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.
(5)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.

The average monthly volume of derivative activity for the period ended June 30, 2020, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	354,167,865	—
Written Options Contracts	618	—
Futures Contracts(1)	—	995,394

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective April 8, 2019, the Fund entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to April 4, 2019, State Street Bank and Trust Company (“State Street”) served as the custodian to the Fund. The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income. The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

defaulted, the Fund, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Fund.

For the year ended December 31, 2019, permanent differences chiefly resulting from foreign currency gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts, passive foreign investment companies and, expired capital loss carry-overs, and paydowns and controlled foreign corporations were identified and reclassified among the components of the Fund’s net assets as follows:

Total Distributable Earnings (Loss)	Paid-in-Capital
$6,966,108	$(6,966,108)

(1)	Included in Total Distributable Earning (Loss) on the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$(57,749)	$(51,636,718)	$(203,654,367)

(1)	Other Temporary Differences is comprised of dividend payable.

For the year ended December 31, 2019, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

No Expiration Long-Term	Total
$(51,636,718)(1)	$(51,636,718)

(1)	During the current fiscal year, the Fund utilized $34,067,597 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 (unless otherwise indicated) is as follows:

Distributions Paid From:	2019	2018
Ordinary Income(1)	$15,494,304	$21,840,799
Return of Capital	81,197,706	46,180,632

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2020, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$102,757,163	$(418,328,105)	$(315,570,942)	$1,274,698,347

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments and defaulted bonds.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2019, the Fund did not elect to defer net realized losses incurred from November 1, 2019 through December 31, 2019.

Note 6. Credit Agreements and Reverse Repurchase Agreement

On May 16, 2013, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. (“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The current facility size of the Committed Facility Agreement is $135,000,000 and the Fund is required to pay 0.55% on the

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

uncommitted balance and LIBOR + a spread on amounts borrowed. The spread ranges from 0.60% to 1.30% depending on the quality of the holdings pledged to collateralize the loan. As of May 15, 2020, this Committed Facility Agreement was terminated with BNPP PB, Inc.

For the period ended June 30, 2020, the average daily note balance was $44,819,276 at a weighted average interest rate of 2.44%, excluding any commitment fee. With respect to the note balance, interest expense of $285,011 and uncommitted balance fee of $49,505 are included in interest expense in the Statement of Operations.

On November 16, 2017, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed-upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. As of May 15, 2020, this Repurchase Agreement was terminated with BNP securities.

On September 25, 2018, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities. At June 30, 2020, the Fund’s outstanding balance on the Mizuho Securities was $93,032,000. The Fund’s average daily balance was $111,407,976 at a weighted average interest rate of 3.17% for the days outstanding.

The Fund’s average daily balance was $9,761,943 at a weighted average interest rate of 2.71% for the days outstanding.

On February 16, 2018, the Fund entered into a bridge credit agreement (the “Bridge Agreement”) with KeyBank, NA (“KeyBank”) whereby KeyBank agreed to loan the Fund up to $36,500,000. The interest is paid at a rate of LIBOR + 2.00%. The Fund paid an upfront fee of $182,500 to KeyBank as a condition to closing. On February 16, 2018, KeyBank loaned $20 million to the Fund as a part of the Bridge Agreement. On May 29, 2018, the Fund amended the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the Fund up to $71,500,000 with a refinancing date of August 31, 2018, subject to extensions. The Fund paid an upfront fee of $52,500 to KeyBank as a condition to add the new maturity and updated commitment. On August 14, 2018, the Fund amended and restated the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the fund up to $75,000,000. On September 14, 2018, the available balance stepped down to $60,000,000. During the 2019, the Fund amended the Bridge Agreement several times to provide additional short-term financing of $37,500,000 and $40,000,000 (“2019 KeyBank Amendments”). The $37,500,000 was paid back during the year, and $22,000,000 remained outstanding on the second 2019 KeyBank Amendments as of December 31, 2019. The Fund paid an upfront fee of $40,000 to KeyBank as a condition to closing these 2019 KeyBank Amendments. The maturity date is August 29, 2020, subject to extensions, and interest is paid at a rate of LIBOR + 2.00%. As of December 31, 2019, the carrying value of the Committed Facility Agreement was $77,400,000. The fair value of the outstanding Committed Facility Agreement was estimated to be $77,676,961, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the period ended June 30, 2020, the average daily note balance was $56,004,396 at a weighted average interest rate of 3.08%, excluding any commitment fee. With respect to the note balance, interest expense of $872,456 and uncommitted balance fee of $0 are included in interest expense in the Statement of Operations.

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding		% of Asset Coverage of Indebtedness
6/30/2020	$153,034,020		621.1%
12/31/2019	332,977,746	(3)	392.4	(3)
12/31/2018	244,107,979	(3)	414.5	(3)
12/31/2017	31,933,494		1,954.8
12/31/2016	124,983,081		431.9
12/31/2015	186,625,315	(1)	296.2	(1)(2)
12/31/2014	385,336,455		323.0
12/31/2013	318,500,000		327.5
12/31/2012	225,000,000		311.7
12/31/2011	173,000,000		356.1
12/31/2010	120,000,000		510.6

(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Fund closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Fund calculated asset coverage of greater than 300%. The Fund received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Fund declared the February monthly dividend, the percentage of asset coverage was over 300%.

(3)

The KeyBank Bridge Agreement referenced in Note 6 is shared with two subsidiaries, of which the Fund acts as a guarantor for the agreement. As such, an additional $4.6mm of the subsidiaries borrowings on the KeyBank Bridge Agreement is reflected in the asset coverage table for a comprehensive view of the Asset Coverage of Indebtedness percentage.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex overseen by such Trustee based on relative net assets. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Funds Complex based on relative net assets.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses.

The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests can not yet be determined. A successor rate could impact the liquidity and potentially the value of investments that reference LIBOR. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund (ii) the cost of temporary borrowing for the Fund or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Preferred stock risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Industry Risk

Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option

Semi-Annual Report	27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different real estate, issuers and employs multiple investment strategies with respect to the Fund investment portfolio, it is possible that a significant amount of the Fund investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Fund’s investment portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Fund investment portfolio in any one investment strategy would subject the Fund to a greater degree of risk than if the Fund investment portfolio were varied in its investments with respect to several investment strategies.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It’s used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority, the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “Interest Rate Risk” for more information.

28	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Structured Finance Securities Risk

A portion of the Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended June 30, 2020, were as follows:

Other Securities
Purchases	Sales
$80,796,605	$246,384,002

Semi-Annual Report	29

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of June 30, 2020:

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Distribution of Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2020	Shares at December 31, 2019	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	146,055,529	$237,982,879	$1,808,905	$—	$—	$—	$(1,125,288)	$238,666,496	147,179,635	$7,150,005
NexPoint Real Estate Capital	11,389,726	34,066,670	188,167	—	21,814,619	—	(49,361,867)	6,707,589	11,716,517	6,538,167
Specialty Financial Products, Ltd. (Common Stocks)	38,998,415	35,254,567	4,268,523	—	—	—	757,611	40,280,701	43,574,968	39
Other Affiliates
SFR WLIF I, LLC	40,322,605	39,730,669	—	—	—	—	(6,444,761)	$33,285,908	40,322,605	1,686,556
SFR WLIF II, LLC	26,968,904	26,714,857	—	—	—	—	(4,317,992)	22,396,865	26,968,904	1,111,955
SFR WLIF III, LLC	7,708,491	7,541,371	—	—	—	—	(868,053)	6,673,318	7,708,491	214,591
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,763,530	9,389,339	—	—	—	—	—	9,389,339	11,763,530	—
NexPoint Residential Trust, Inc.	81,229	3,655,305	51,411	(39,354)	—	—	(732,110)	2,935,252	83,034	12,410
NexPoint Hospitality Trust	13,370,573	66,719,159	1,002,793	—	—	—	(38,544,020)	29,177,932	13,571,131	1,002,793
NREF OP I REIT	—	—	7,944,794				(1,291,029)	6,653,765	397,240	246,201
NREF OP IV REIT	—	—	64,034,274				(10,405,570)	53,628,704	3,201,714	1,796,264
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	22,797,318	59,427,642	267,575	—	—	—	9,410,188	69,105,405	24,330,653	25,455
United Development Funding IV	1,763,581	5,149,656	—	—	—	—	(2,239,747)	2,909,909	1,763,581	114,633
Omnimax International (U.S. Senior Loans, Common Stocks & Warrants)	7,352,734	6,224,560	771,133				(5,027,117)	1,968,576	7,875,612	880,956

30	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Distribution of Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2020	Shares at December 31, 2019	Affiliated Income
Other Controlled Companies
Allenby (Common Stocks)	631,135	$1	$19,870	$—	$—	$—	$(19,870)	$1	651,004	$—
Claymore (Common Stocks)	2,019,369	2	161,587	—	—	—	(161,587)	2	2,180,956	—
NREO Special Purpose LLC, Tranche A Term Loan, 1st Lien (U.S. Senior Loan)	—	—	1,000,000	—	—	—	—	1,000,000	1,000,000	—

Total	331,223,139	$531,856,677	$81,519,032	$(39,354)	$21,814,619	$—	$(110,371,212)	$524,779,762	344,289,575	$20,780,025

The Investment Adviser has been historically affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser.

On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and our Investment Adviser, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

On August 12, 2020, HCMLP filed of a plan of reorganization (the “Filed Plan”) with the Court in advance of a mediation process to resolve the case (the “Mediation Plan”) involving HCMLP, the official committee of unsecured creditors, and other parties involved in the reorganization proceedings. Under both the Filed Plan and the Mediation Plan (together the “Plans”), HCMLP’s investment and business activities are expected to continue without interruption, including the shared services arrangement with NexPoint. Under this arrangement the Investment Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. NexPoint is neither party to HCMLP’s bankruptcy filing nor subject to the Plans.

We do not expect HCMLP’s bankruptcy filings to impact its provision of services to NexPoint at this time.

Note 12. Rights Offering

On April 19, 2017, the Fund announced a non-transferable rights offering (the “2017 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 5, 2017 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $20.93 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 24, 2017 (the “2017 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2017 Expiration Date and on each of the four trading days preceding the 2017 Expiration Date. The 2017 Offering was oversubscribed, with total subscriptions equal to 233% of the primary offering. As a result of the 2017 Offering and the Fund’s exercise of an over-allotment option, 6,682,882 additional shares were issued. On November 2, 2016, the Fund announced a stock repurchase plan (the “Repurchase Plan”) initially sized at $10 million as approved by the Board. The Repurchase Plan was scheduled to begin in December 2017 and continue for approximately six months. In connection with the Offering, the Board approved the extension of the Repurchase Plan for a period of one year from the 2017 Expiration Date. The Repurchase Plan expired on May 24, 2018. No repurchases were made as part of the repurchase plan prior to its expiration.

Semi-Annual Report	31

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

On April 20, 2018, the Fund announced a non-transferable rights offering (the “2018 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 9, 2018 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $21.30 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 29, 2018 (the “2018 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2018 Expiration Date and on each of the four trading days preceding the 2018 Expiration Date. The 2018 Offering was oversubscribed, with total subscriptions equal to 177% of the primary offering. As a result of the 2018 Offering and the Fund’s exercise of an over-allotment option, 9,494,823 additional shares were issued.

On April 11, 2019, the Fund announced a non-transferable rights offering (the “2019 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on April 29, 2019 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $17.77 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 22, 2019 (the “2019 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2019 Expiration Date and on each of the four trading days preceding the 2019 Expiration Date. The 2019 Offering was oversubscribed, with total subscriptions equal to 231% of the primary offering. As a result of the 2019 Offering and the Fund’s exercise of an over-allotment option, 13,498,570 additional shares were issued.

Note 13. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for consolidated financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the consolidated financial statements and disclosures.

Note 14. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2020, NexPoint Real Estate Opportunities, LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g), while NexPoint Real Estate Capital, LLC and Specialty Financial Products Designated Activity Company did not meet the qualifications of a significant subsidiary. All subsidiaries are wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these unconsolidated subsidiaries is presented below:

	NexPoint Real Estate Capital, LLC June 30, 2020	NexPoint Real Estate Opportunities, LLC June 30, 2020	Specialty Financial Products Designated Activity Company June 30, 2020
Balance Sheet:
Current Assets	$812,000	$16,406,000	$108,861
Noncurrent Assets	6,720,000	398,884,000	33,673,183

Total Assets	7,532,000	415,290,000	33,782,043

Current Liabilities	90,000	10,284,000	320,904
Noncurrent Liabilities	459,000	227,195,000	33,455,767

Total Liabilities	549,000	237,479,000	33,776,671

Preferred Stock	100,000	125,000	—

	NexPoint Real Estate Capital, LLC June 30, 2020	NexPoint Real Estate Opportunities, LLC June 30, 2020	Specialty Financial Products Designated Activity Company June 30, 2020
Non-controlling interest (in consolidated investments)	—	(2,658,000)	—
Invested Equity	6,883,000	180,344,000	—

Total Equity	6,983,000	177,811,000	5,372

32	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2020	NexPoint Strategic Opportunities Fund

	NexPoint Real Estate Capital, LLC For the Period Ended June 30, 2020	NexPoint Real Estate Opportunities, LLC For the Period Ended June 30, 2020	Specialty Financial Products Designated Activity Company For the Period Ended June 30, 2020
Summary of Operations:
Net Sales	$966,000	$19,626,000	$36,199
Gross Profit	914,000	(3,289,000)	1,000
Net Income	906,000	(3,266,000)	750
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	8,000	(23,000)	—

Note 15. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes except as noted below.

On July 10, 2020, the Fund filed a definitive proxy statement with the SEC in connection with its proposal to convert the Fund from a registered investment company to a diversified REIT. The filling also included a notice of a special meeting of shareholders, which was held on August 28, 2020 where the shareholders approved the proposal. The proposal to change the Fund’s business from a registered investment company to a diversified REIT and to amend certain fundamental investment restrictions aims to increase shareholder value.

On August 3, 2020, Jernigan Capital, Inc. (“JCAP”), an owner of self-storage facilities and a leading capital partner for self-storage entrepreneurs nationwide, announced that it had entered into a definitive merger agreement with an affiliate of the Fund, pursuant to which JCAP will be acquired by the Fund, certain of its affiliates and certain third parties in an all-cash transaction valued at approximately $900 million, including debt and preferred stock to be assumed or refinanced.

Semi-Annual Report	33

ADDITIONAL INFORMATION (unaudited)

June 30, 2020	NexPoint Strategic Opportunities Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date;

otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent pay a brokerage commission of $0.04 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to

34	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-time alignment of interests among the Fund’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Fund’s common shares for a period of at least twelve months through its Shareholder Loyalty Plan (the “Plan”). To participate in the Plan, existing shareholders must open an account (the “Account”) with the Plan’s administrator, Global Shares. Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, NexPoint will make a corresponding contribution on such participant’s behalf (the “Gross-up”). The Gross-up is determined by NexPoint and may be adjusted at any point without notice by NexPoint prospectively from time to time in accordance with the terms of the Plan. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares and NexPoint has determined the participant’s Gross-up will be 2%, NexPoint will make a corresponding contribution of $200, or 2% of the total $10,000, to purchase additional Shares for the participant (the “Gross-up Shares”). In addition, Plan participants will not be required to pay any customary purchase commissions or distribution fees on the purchase of shares under the Plan.

NexPoint will pay all expenses incident to the purchase of shares under the Plan and for operation of the Plan, including the costs of recordkeeping, accounting fees, legal fees and the costs of delivery of stock certificates, if any, to participants; provided, however, that NexPoint will not pay any expenses incurred in connection with any sale or transfer of shares credited to a participant’s Account. Expenses incurred in connection with any such sales will be deducted from the proceeds of sale prior to any remittance to the participant.

While the portion of the Fund’s common shares that are acquired through the participant’s contribution will vest immediately, the Gross-up Shares will not vest until the first anniversary of the date that the Gross-up Shares were purchased. Vested shares and Gross-up Shares will be held in the Account with Global Shares’ broker, Maxim Group, LLC (“Maxim”). A participant may not sell or otherwise withdraw, pledge, transfer, assign, hypothecate or dispose of any Gross-up Shares prior to the date on which they become vested Shares. Under the Plan, participants must contribute a minimum of $2,500 for purchases of shares in the initial contribution and each subsequent monthly contribution unless NexPoint, in its sole discretion, decides to permit contributions for a lesser amount. The maximum monthly contribution limit under the Plan is $1,000,000, which amount may be adjusted from time to time by NexPoint in its sole discretion.

All dividends received on shares that are purchased under the Plan will be automatically reinvested through the Plan. Shares acquired through the reinvestment of dividends paid to the holder of a vested share will vest immediately. Shares acquired through the reinvestment of dividends paid to the holder of a non-vested Gross-up share will vest on the first anniversary of the reinvest date. In addition, for dividends paid to holders of vested shares, NexPoint will provide a Gross-up on the amount of such reinvested dividends.

Maxim maintains all shareholders’ accounts in the Plan and, upon request, furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by Maxim on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. Maxim will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, Global Shares and Maxim will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

NexPoint reserves the right to amend or terminate the Plan. To help align the interests of NexPoint’s employees with the interests of the Fund’s shareholders, NexPoint also offers the Plan to its employees.

Participants in the Plan should be aware that their receipt of Gross-up Shares under the Plan constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Plan accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Plan are subject to U.S. federal, state or local taxes, the Fund, any participating affiliate of the Fund or the agent for the Plan may satisfy its tax withholding obligation by (1) withholding shares allocated to the participant’s account or (2) deducting cash from the participant’s account. Plan participants should consult their tax advisers regarding the tax consequences to them of participating in the Plan.

Semi-Annual Report	35

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	NexPoint Strategic Opportunities Fund

The Plan may create an incentive for shareholders to invest additional amounts in the Fund. Because the Adviser’s management fee is based on a percentage of the assets of the Fund, the Plan will result in increased net revenues to NexPoint if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Plan.

Changes of Independent Registered Public Accounting Firms

On June 8, 2020, the Fund dismissed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Fund approved the appointment of Cohen & Company (“Cohen”) as the Fund’s independent registered public accounting firm. Per Item 304(a)(1): (ii) State whether the principal accountant’s report on the financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and also describe the nature of each such adverse opinion, disclaimer of opinion, modification, or qualification. (iv) State whether during the registrant’s two most recent fiscal years and any subsequent interim period preceding such resignation, declination or dismissal there were any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Cohen was engaged by the Fund on August 7, 2020. During the Fund’s year ended December 31, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). PwC was also the auditor of the Fund for the year ended December 31, 2018, and December 31, 2017. During the year ended December 31, 2019 and the subsequent interim period through June 8, 2020, neither Management, the Fund, nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund and no written report or oral advice was provided to the Fund by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The Fund provided PwC with a copy of the disclosure it is making in response to Item 304(a) of Regulation SK and requested that PwC furnish the Fund with letters addressed to the SEC, pursuant to Item 304(a) stating their agreement with the statements made and, if not, stating the respects in which they do not agree, including any new information, clarification of the Fund’s expression of its view, or the respects in which it does not agree with the statements made by the Fund in response to Item 304(a).

Submission of Proposal to a Vote of Shareholders

On July 10, 2020, the Fund filed a definitive proxy statement with the SEC in connection with its proposal to convert the Fund from a registered investment company to a diversified REIT. The filling also included a notice of a special meeting of shareholders, which was held on August 28, 2020 (the results of which are set forth below). The proposal to change the Fund’s business from a registered investment company to a diversified REIT and to amend certain fundamental investment restrictions aims to increase shareholder value.

The annual meeting of shareholders of the Fund was held on July 14, 2020. The following is a summary of the proposals submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect Dr. Bob Froehlich as a Class II Trustee of the Fund to serve for a three-year term expiring at the 2023 Annual Meeting.	35,086,391	5,225,887
To elect Mr. Edward Constantino as a Class II Trustee of the Fund to serve for a three-year term expiring at the 2023 Annual Meeting.	35,143,775	5,168,504

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: John Honis, Ethan Powell and Bryan A. Ward.

The special meeting of shareholders of the Fund was held on August 28, 2020. The following is a summary of the proposals submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To approve a change in the Fund’s business from a registered investment company that invests primarily in debt and equity securities to a diversified REIT and to amend the Fund’s fundamental investment restrictions to permit the Fund to engage in its new business.	23,466,013	4,154,880
To approve the amendment and restatement of the Fund’s Agreement and Declaration of Trust.	23,352,337	4,366,082

36	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2020	NexPoint Strategic Opportunities Fund

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Semi-Annual Report	37

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave, Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Strategic Opportunities Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 18, 2019 and July 15, 2020, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-351-4440.

38	Semi-Annual Report

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NexPoint Strategic Opportunities Fund

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Strategic Opportunities Fund	Semi-Annual Report, June 30, 2020

www.NexPointGroup.com	NHF-SAR-0620

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Strategic Opportunities Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Purchases were made by the Registrant during the period covered by this report:

AFFILIATED PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

March 1 through March 31, 2020[1]	582,404	9.15	415,019	2,732,240

1  Purchases by affiliates as a part of the Registrant’s Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

At a meeting of the Board on June 18, 2020, pursuant to the Board’s authority to adopt, amend or repeal the Fund’s bylaws (the “Bylaws”), the Board amended the Bylaws to clarify that:

1.    With respect to an annual meeting of shareholders, the notice of annual meeting shall state the purpose or purposes for which such meeting is to be held and shall include a statement that such purposes include: “The transaction of such other proper business as may properly come before the annual meeting.”

2.    With respect to a special meeting of shareholders called by a majority of the Trustees, the President or shareholders pursuant to the Declaration of Trust, the notice of special meeting provided to shareholders shall state the purpose or purposes for which such meeting is to be held and shall not provide for the transaction of any business other than the particular purpose specified in the notice of the special meeting. Only the business stated in the notice of a special meeting may be conducted at such special meeting.

3.    Shareholders making nominations or proposals for any annual meeting of shareholders must comply with certain advance notice, minimum share holding and informational requirements in order to properly make such nomination or proposal.

4.    The chairman of any meeting of the shareholders may adjourn the meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

As of the period covered by this report, we, including our president and chief financial officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act). Based upon that evaluation and subject to the foregoing, our president and chief financial officer concluded that the Registrant’s disclosure controls and procedures were not effective as of June 30, 2020, due to the ongoing material weakness in its internal control over financial reporting described below.

Material Weaknesses in Internal Control over Financial Reporting

Management previously identified a material weakness as of December 31, 2019, which remained as of June 30, 2020, that the Adviser’s disclosure controls and procedures were not effective due to a material weakness over the application of fair value accounting with respect to the validation of fair value methodologies. Specifically, the controls were not sufficiently designed to ensure the appropriateness of the fair value determinations reached for Level 3 real estate-related holdings. While this control deficiency did not result in a misstatement, it could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness. Additionally, the Material Weakness could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Remediation of Material Weaknesses in Internal Control over Financial Reporting

Management has developed a plan to remediate the material weakness described above. Management utilizes one or more independent valuation experts as part of its existing valuation process for Level 3 real estate-related holdings. Management has undertaken additional review procedures by designating a member of the Valuation Committee to monitor and report to the Valuation Committee to ensure that for significant real estate-related holdings, fair values for such holdings are validated through one or more other valuation techniques that are acceptable under ASC 820.

We are committed to continuing to improve our internal control processes and will continue to review, optimize and enhance our financial reporting controls and procedures. As we continue to evaluate and work to improve our internal control over financial reporting, we may take additional measures to address control deficiencies, or we may modify, or in appropriate circumstances not continue, certain of the remediation measures described above.

We believe the measures already implemented as described above will facilitate the remediation of the control deficiencies we have identified and strengthen our internal control over financial reporting. Based on the steps we have taken to date and the anticipated timing of appropriate test work to ensure adequate design and operating effectiveness of such steps, we expect that the remediation of the Material Weakness will be completed on or about September 30, 2020. We cannot assure you, however, that the steps already taken will remediate such weaknesses, nor can we be certain of whether additional actions will be required or the costs of any such actions. The Material Weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

(b)

Changes in Internal Controls. Other than the completed enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 10, 2020

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: September 10, 2020